                                                                    EXHIBIT 99.2

                                  LOUDEYE CORP.
                            2005 INCENTIVE AWARD PLAN

                     RESTRICTED STOCK AWARD GRANT NOTICE AND
                        RESTRICTED STOCK AWARD AGREEMENT

      Loudeye Corp. (the "COMPANY"), pursuant to its 2005 Incentive Award Plan (the "PLAN"), hereby grants to the individual listed below ("HOLDER"), the right to purchase the number of shares of the Company's Common Stock set forth below (the "SHARES") at the purchase price set forth below. This Restricted Stock award is subject to all of the terms and conditions as set forth herein and in the Restricted Stock Award Agreement attached hereto as Exhibit A (the "RESTRICTED STOCK AGREEMENT") and the Plan, each of which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Grant Notice and the Restricted Stock Agreement.

HOLDER:                   _________________________________________

GRANT DATE:               _________________________________________

PURCHASE PRICE PER SHARE: $________________________________________

TOTAL NUMBER OF SHARES OF _________________________________________
RESTRICTED STOCK:         shares

VESTING SCHEDULE:         [Awards to vest quarterly]

      By his or her signature and the Company's signature below, Holder agrees to be bound by the terms and conditions of the Plan, the Restricted Stock Agreement and this Grant Notice. Holder has reviewed the Restricted Stock Agreement, the Plan and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Restricted Stock Agreement and the Plan. Holder hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator of the Plan upon any questions arising under the Plan, this Grant Notice or the Restricted Stock Agreement. If Holder is married, his or her spouse has signed the Consent of Spouse attached to this Grant Notice as Exhibit B.

LOUDEYE CORP.:                               HOLDER:

By: _______________________________          By: _______________________________
Print Name: _______________________          Print Name: _______________________
Title: ____________________________
Address: 1130 Rainier Avenue South,          Address: __________________________
         Seattle, WA 98144                            __________________________

                                    EXHIBIT A
                     TO RESTRICTED STOCK AWARD GRANT NOTICE

                        RESTRICTED STOCK AWARD AGREEMENT

      Pursuant to the Restricted Stock Award Grant Notice ("GRANT NOTICE") to which this Restricted Stock Award Agreement (this "AGREEMENT") is attached, Loudeye Corp. (the "COMPANY") has granted to Holder the right to purchase the number of shares of Restricted Stock under the Company's 2005 Incentive Award Plan (the "PLAN") indicated in the Grant Notice.

                                    ARTICLE I
                                     GENERAL

      1.1 Defined Terms. Capitalized terms not specifically defined herein shall have the meanings specified in the Plan and the Grant Notice.

      1.2 Incorporation of Terms of Plan. The Shares are subject to the terms and conditions of the Plan which are incorporated herein by reference.

                                   ARTICLE II
                            GRANT OF RESTRICTED STOCK

      2.1 Grant of Restricted Stock. In consideration of Holder's past and/or continued employment with or service to the Company or its Subsidiaries and for other good and valuable consideration, effective as of the Grant Date set forth in the Grant Notice (the "GRANT DATE"), the Company irrevocably grants to Holder the right to purchase the number of shares of Common Stock set forth in the Grant Notice (the "SHARES"), upon the terms and conditions set forth in the Plan and this Agreement.

      2.2 Purchase Price. The purchase price of the Shares shall be as set forth in the Grant Notice, without commission or other charge. The payment of the purchase price shall be paid by cash or check.

      2.3 Issuance of Shares. The issuance of the Shares under this Agreement shall occur at the principal office of the Company simultaneously with the execution of this Agreement by the parties or on such other date as the Company and Holder shall agree (the "ISSUANCE DATE"). Subject to the provisions of
Article IV below, on the Issuance Date, the Company shall issue the Shares (which shall be issued in Holder's name).

      2.4 Conditions to Issuance of Stock Certificates. The Shares, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have been reacquired by the Company. Such Shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any Shares prior to fulfillment of all of the following conditions:

            (a) The admission of such Shares to listing on all stock exchanges on which such Common Stock is then listed;

            (b) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Administrator shall, in its absolute discretion, deem necessary or advisable;

            (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

            (d) The lapse of such reasonable period of time following the Issuance Date as the Administrator may from time to time establish for reasons of administrative convenience; and

            (e) The receipt by the Company of full payment for such shares, including payment of all amounts which, under federal, state or local tax law, the Company (or other employer corporation) is required to withhold upon issuance of such Shares.

      2.5 Rights as Stockholder. Except as otherwise provided herein, upon delivery of the Shares to the escrow holder pursuant to Article IV, Holder shall have all the rights of a stockholder with respect to said Shares, subject to the restrictions herein, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

      2.6 Consideration to the Company. In consideration of the issuance of the Shares by the Company, Holder agrees to render faithful and efficient services to the Company or any Parent or Subsidiary. Nothing in the Plan or this Agreement shall confer upon Holder any right to continue in the employ or service of the Company or any Parent or Subsidiary or shall interfere with or restrict in any way the rights of the Company and its Parents and Subsidiaries, which rights are hereby expressly reserved, to discharge or terminate the services of Holder at any time for any reason whatsoever, with or without Cause, except to the extent expressly provided otherwise in a written agreement between the Company, a Parent or a Subsidiary and Holder.

      2.7 Assets or Securities Issued With Respect to Shares. Any and all cash dividends paid on the Shares (or other securities at the time held in escrow pursuant to Section 4.1 and the Joint Escrow Instructions) and any and all shares of Stock, capital stock or other securities or other property received by or distributed to Holder with respect to, in exchange for or in substitution of the Shares as a result of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company shall also be subject to the Repurchase Option (as defined in Section 3.1 below) and the restrictions on transfer in Section
3.4 below until such restrictions on the underlying Shares lapse or are removed pursuant to this Agreement (or, if such Shares are no longer outstanding, until such time as such Shares would have been released from the Company's Repurchase Option pursuant to this Agreement). In addition, in the event of any merger, consolidation, share exchange or reorganization affecting the Stock, including, without limitation, a Change of Control, then any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) that is by reason of any such transaction received with respect to, in exchange for or in substitution of the Shares shall also be subject to the Repurchase Option (as defined in Section 3.1 below) and the restrictions on transfer in Section 3.4 below until such restrictions on the underlying Shares lapse or are removed pursuant to this Agreement (or, if such Shares are no longer outstanding, until such time as such Shares would have been released from the Company's Repurchase Option pursuant to this Agreement). Any such assets or other securities received by or distributed to Holder with respect to, in exchange for or in substitution of any Unreleased Shares shall be immediately delivered to the Company to be held in escrow pursuant to Section 4.1.

                                   ARTICLE III
                             RESTRICTIONS ON SHARES

      3.1 Repurchase Option. Subject to the provisions of Section 3.2 below, if Holder experiences a Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, before all of the Shares are released from the Company's Repurchase Option (as defined below), the Company shall, upon the date of such termination (as reasonably fixed and determined by the Company), have an irrevocable, exclusive option, but not the obligation, for a period of ninety (90) days after the date Holder experiences a Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, to repurchase all or any portion of the Unreleased Shares (as defined below in Section 3.3) at such time (the "REPURCHASE OPTION") at the original cash purchase price per share (the "REPURCHASE PRICE"). The Repurchase Option shall lapse and terminate ninety (90) days after Holder experiences a Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable. The Repurchase Option shall be exercisable by the Company by written notice to Holder or Holder's executor (with a copy to the escrow agent appointed pursuant to Section 4.1 below) and shall be exercisable, at the Company's option, by delivery to Holder or Holder's executor with such notice of a check in the amount of the Repurchase Price times the number of Shares to be repurchased (the "AGGREGATE REPURCHASE PRICE"). Upon delivery of such notice and the payment of the Aggregate Repurchase Price, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Shares being repurchased by the Company. In the event the Company repurchases any Shares under this Section 3.1, any assets or securities received by or distributed to Holder with respect to, in exchange for or in substitution of such Shares and held by the escrow agent pursuant to Section 4.1 and the Joint Escrow Instructions shall be promptly paid by the escrow agent to the Company.

      3.2 Release of Shares from Repurchase Restriction. The Shares shall be released from the Company's Repurchase Option in accordance with the Vesting Schedule set forth on the Grant Notice. Any of the Shares released from the Company's Repurchase Option shall thereupon be released from the restrictions on transfer under Section 3.4.

      3.3 Unreleased Shares. Any of the Shares which, from time to time, have not yet been released from the Company's Repurchase Option are referred to herein as "UNRELEASED SHARES."

      3.4 Restrictions on Transfer.

      (a) Subject to Subsection 3.4(b), no Unreleased Shares or any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of Holder or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect.

      (b) Notwithstanding any other provision in this Agreement, with the consent of the Administrator, the Unreleased Shares may be transferred to certain persons or entities related to Holder, including but not limited to members of Holder's family, charitable institutes or trusts or other entities whose beneficiaries or beneficial owners are members of Holder's family or to such other persons or entities as may be expressly approved by the Administrator (each a "PERMITTED TRANSFEREE"), pursuant to such conditions and procedures as the Administrator may require.

                                   ARTICLE IV
                                ESCROW OF SHARES

      4.1 Escrow of Shares. To insure the availability for delivery of Holder's Unreleased Shares upon repurchase by the Company pursuant to the Repurchase Option under Section 3.1, Holder hereby appoints the Secretary of the Company, or any other person designated by the Administrator as escrow agent, as his or her attorney-in-fact to assign and transfer unto the Company, such Unreleased Shares, if any, repurchased by the Company pursuant to the Repurchase Option pursuant to Section 3.1 and any dividends or other distributions thereon, and shall, upon execution of this Agreement, deliver and deposit with the Secretary of the Company, or such other person designated by the Administrator, any share certificates representing the Unreleased Shares, together with the stock assignment duly endorsed in blank, attached to the Grant Notice as Exhibit C to the Grant Notice. The Unreleased Shares and stock assignment shall be held by the Secretary of the Company, or such other person designated by the Administrator, in escrow, pursuant to the Joint Escrow Instructions of the Company and Holder attached as Exhibit D to the Grant Notice, until the Company exercises its Repurchase Option as provided in Section 3.1, until such Unreleased Shares are released from the Company's Repurchase Option, or until such time as this Agreement no longer is in effect. Upon release of the Unreleased Shares, the escrow agent shall deliver to Holder the certificate or certificates representing such Shares in the escrow agent's possession belonging to Holder in accordance with the terms of the Joint Escrow Instructions attached as Exhibit D to the Grant Notice, and the escrow agent shall be discharged of all further obligations hereunder; provided, however, that the escrow agent shall nevertheless retain such certificate or certificates as escrow agent if so required pursuant to other restrictions imposed pursuant to this Agreement. If the Shares are held in book entry form, then such entry will reflect that the Shares are subject to the restrictions of this Agreement. If any dividends or other distributions are paid on the Unreleased Shares held by the escrow agent pursuant to this Section 4.1 and the Joint Escrow Instructions, such dividends or other distributions shall also be subject to the restrictions set forth in this Agreement and held in escrow pending release of the Unreleased Shares with respect to which such dividends or other distributions were paid from the Company's Repurchase Option.

      4.2 Transfer of Repurchased Shares. Holder hereby authorizes and directs the Secretary of the Company, or such other person designated by the Administrator, to transfer the Unreleased Shares as to which the Repurchase Option has been exercised from Holder to the Company.

      4.3 No Liability for Actions in Connection with Escrow. The Company, or its designee, shall not be liable for any act it may do or omit to do with respect to holding the Shares in escrow and while acting in good faith and in the exercise of its judgment.

                                    ARTICLE V
                                OTHER PROVISIONS

      5.1 Adjustment for Stock Split. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company, the Administrator shall make appropriate and equitable adjustments in the Unreleased Shares subject to the Repurchase Option and the number of Shares, consistent with any adjustment under Section 11.1 of the Plan. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to the Shares, to any and all shares of capital stock or other securities which may be issued in respect of, in exchange for, or in substitution of the Shares, and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof.

      5.2 Taxes. Holder has reviewed with Holder's own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by the Grant Notice and this Agreement. Holder is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Holder understands that Holder (and not the Company) shall be responsible for Holder's own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement. Holder understands that Holder will recognize ordinary income for federal income tax purposes under Section 83 of the Code. In this context, "restriction" includes the right of the Company to repurchase the Shares pursuant to its Repurchase Option set forth in Section 3.1. Holder understands that Holder may elect to be taxed for federal income tax purposes at the time the Shares are purchased rather than as and when the Repurchase Option lapses by filing an election under Section 83(b) of the Code with the Internal Revenue Service within thirty (30) days from the date of purchase. A form of election under
Section 83(b) of the Code is attached to the Grant Notice as Exhibit E.

      HOLDER ACKNOWLEDGES THAT IT IS HOLDER'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO TIMELY FILE THE ELECTION UNDER SECTION 83(b), EVEN IF HOLDER REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON HOLDER'S BEHALF.

      5.3 Withholding. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require Holder to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including Holder's FICA obligation) required by law to be withheld with respect to any taxable event concerning Holder arising as a result of this Agreement. The Committee may in its sole discretion and in satisfaction of the foregoing requirement (i) have the Company withhold Shares otherwise issuable under this Agreement (or allow the return of Shares) having a Fair Market Value equal to the sums required to be withheld or (ii) require Holder to remit payment to the Company of a sum equal to the amount required to satisfy Holder's federal, state, local and foreign income and payroll tax liabilities accrued in connection with such taxable event. Notwithstanding any other provision of this Agreement or the Plan, the number of Shares which may be withheld (or which may be repurchased from the Holder of such Shares within six months (or such other period as may be determined by the Committee) after such Shares were acquired by the Holder from the Company) in order to satisfy Holder's federal, state, local and foreign income and payroll tax liabilities with respect to the vesting of the Shares under this Agreement shall be limited to the number of Shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such tax liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.

      5.4 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, if Holder is subject to Section 16 of the Exchange Act, the Plan, the Shares and this Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under
Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, this Agreement shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

      5.5 Administration. The Administrator shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon Holder, the Company and all other interested persons. No member of the Administrator shall be personally liable for any action, determination or interpretation made in good faith with respect to the

Plan, this Agreement or the Shares. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan and this Agreement.

      5.6 Restrictive Legends and Stop-Transfer Orders.

            (a) Any share certificate(s) evidencing the Shares issued hereunder shall be endorsed with the following legend and any other legend required by any applicable federal and state securities laws:

            THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF REPURCHASE IN FAVOR OF THE COMPANY AND MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF A RESTRICTED STOCK AWARD AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

            (b) Holder agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

            (c) The Company shall not be required: (i) to transfer on its books any shares of Common Stock that have been sold or otherwise transferred in violation of any of the provisions of this Agreement, or (ii) to treat as owner of such shares of Common Stock or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such shares shall have been so transferred.

      5.7 Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary of the Company, and any notice to be given to Holder shall be addressed to Holder at the address given beneath Holder's signature on the Grant Notice. By a notice given pursuant to this Section 5.6, either party may hereafter designate a different address for notices to be given to that party. Any notice shall be deemed duly given when sent via email or when sent by certified mail (return receipt requested) and deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

      5.8 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

      5.9 Governing Law; Severability. This Agreement shall be administered, interpreted and enforced under the laws of the State of Delaware without regard to conflicts of laws thereof. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

      5.10 Conformity to Securities Laws. Holder acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, and state securities laws and regulations. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Shares are to be issued, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

      5.11 Amendments. This Agreement may not be modified, amended or terminated except by an instrument in writing, signed by Holder and by a duly authorized representative of the Company.

      5.12 No Employment Rights. If Holder is an Employee, nothing in the Plan or this Agreement shall confer upon Holder any right to continue in the employ of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and its Subsidiaries, which are expressly reserved, to discharge Holder at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between the Company and Holder.

      5.13 Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Holder and his or her heirs, executors, administrators, successors and assigns.

                                    EXHIBIT B
                     TO RESTRICTED STOCK AWARD GRANT NOTICE

                                CONSENT OF SPOUSE

      I, ____________________, spouse of _______________, have read and approve the foregoing Agreement. In consideration of issuing to my spouse the shares of the common stock of Loudeye Corp. set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares of the common stock of Loudeye Corp. issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated: _______________, _____
                                             ___________________________________
                                             Signature of Spouse

                                    EXHIBIT C
                     TO RESTRICTED STOCK AWARD GRANT NOTICE

                                STOCK ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned, _____________________, hereby sells, assigns and transfers unto LOUDEYE CORP., a Delaware corporation, _____________________ shares of the Common Stock of LOUDEYE CORP., a Delaware corporation, standing in its name of the books of said corporation represented by Certificate No. _____ herewith and do hereby irrevocably constitute and appoint ___________________ to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

      This Stock Assignment may be used only in accordance with the Restricted Stock Award Agreement between LOUDEYE CORP. and the undersigned dated
_________________.

Dated: _______________, ____

                                             ___________________________________
                                             [Name of Holder]

INSTRUCTIONS: Please do not fill in the blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its "Repurchase Option," as set forth in the Restricted Stock Award Agreement, without requiring additional signatures on the part of Holder.

                                    EXHIBIT D
                     TO RESTRICTED STOCK AWARD GRANT NOTICE

                            JOINT ESCROW INSTRUCTIONS

                                                      __________________________

Secretary
Loudeye Corp.
1130 Rainier Avenue South,
Seattle, WA 98144

Ladies and Gentlemen:

      As escrow agent (the "ESCROW AGENT") for both Loudeye Corp., a Delaware corporation (the "COMPANY"), and the undersigned recipient of stock of the Company (the "HOLDER"), you are hereby authorized and directed to hold in escrow the documents delivered to you pursuant to the terms of that certain Restricted Stock Award Agreement ("AGREEMENT") between the Company and the undersigned (the "ESCROW"), including the stock certificate and the Assignment in Blank, in accordance with the following instructions:

      1. In the event the Company and/or any assignee of the Company (referred to collectively for convenience herein as the "COMPANY") exercises the Company's Repurchase Option as defined in the Agreement), the Company shall give to Holder and you a written notice specifying the number of shares of stock to be purchased, the purchase price and the time for a closing hereunder at the principal office of the Company. Holder and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

      2. As of the date of closing of the repurchase indicated in such notice, you are directed (a) to date the stock assignments necessary for the repurchase and transfer in question, (b) to fill in the number of shares being repurchased and transferred, and (c) to deliver the same, together with the certificate evidencing the shares of stock to be repurchased and transferred, to the Company or its assignee.

      3. Holder irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Holder does hereby irrevocably constitute and appoint you as Holder's attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities. Subject to the provisions of this paragraph 3 and the Agreement, Holder shall exercise all rights and privileges of a stockholder of the Company while the stock is held by you.

      4. Upon written request of Holder, but no more than once per calendar month, unless the Company's Repurchase Option has been exercised, you will deliver to Holder a certificate or certificates representing so many shares of stock as are not then subject to the Repurchase Option. Within one hundred twenty (120) days after any voluntary or involuntary termination of Holder's services to the Company for any or no reason, you will deliver to Holder a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not repurchased pursuant to the Repurchase Option set forth in Section 3.1 of the Agreement.

      5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Holder, you shall deliver all of the same to Holder and shall be discharged of all further obligations hereunder.

      6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

      7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Holder while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

      8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

      9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

      10. You shall not be liable for the expiration of any rights under any applicable state, federal or local statute of limitations or similar statute or regulation with respect to these Joint Escrow Instructions or any documents deposited with you.

      11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor. The Company will reimburse you for any reasonable attorneys' fees with respect thereto.

      12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

      13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

      14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

      15. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary of the Company, and any notice to be given to Holder or you shall be addressed to the address given beneath Holder's and your signatures on the signature page to this Agreement. By a notice given pursuant to this Section 15, any party may hereafter designate a different address for notices to be given to that party. Any notice which is required to be given to Holder shall, if Holder is then deceased, be given to Holder's designated beneficiary, if any by written notice under this Section 15. Any notice shall be deemed duly given when sent via email or when sent by certified mail (return receipt requested) and deposited (with postage prepaid) in a post office or branch post office regularly obtained by the United States Postal Service.

      16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

      17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

      18. These Joint Escrow Instructions shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to conflicts of law thereof.

      IN WITNESS WHEREOF, the parties have executed these Joint Escrow Instructions as of the date first written above.

                                             LOUDEYE CORP.

                                             By: _______________________________
                                             Name:
                                             Title:

                                             Address: 1130 Rainier Avenue South,
                                                      Seattle, WA 98144

                                             HOLDER:

                                             ___________________________________
                                             [Name of Holder]

                                             Address: __________________________

                                                      __________________________

ESCROW AGENT:

By: ________________________________
    Secretary, Loudeye Corp.

Address:

                                    EXHIBIT E
                     TO RESTRICTED STOCK AWARD GRANT NOTICE

                     FORM OF 83(B) ELECTION AND INSTRUCTIONS

These instructions are provided to assist you if you choose to make an election under Section 83(b) of the Internal Revenue Code, as amended, with respect to the shares of common stock, par value $0.01, of Loudeye Corp. transferred to you. PLEASE CONSULT WITH YOUR PERSONAL TAX ADVISOR AS TO WHETHER AN ELECTION OF THIS NATURE WILL BE IN YOUR BEST INTERESTS IN LIGHT OF YOUR PERSONAL TAX SITUATION.

THE EXECUTED ORIGINAL OF THE SECTION 83(b) ELECTION MUST BE FILED WITH THE INTERNAL REVENUE SERVICE NOT LATER THAN 30 DAYS AFTER THE DATE THE SHARES WERE TRANSFERRED TO YOU. PLEASE NOTE: THERE IS NO REMEDY FOR FAILURE TO FILE ON TIME. THE STEPS OUTLINED BELOW SHOULD BE FOLLOWED TO ENSURE THE ELECTION IS MAILED AND FILED CORRECTLY AND IN A TIMELY MANNER. ALSO, PLEASE NOTE: IF YOU MAKE THE
SECTION 83(b) ELECTION, THE ELECTION IS IRREVOCABLE.

1. Complete Section 83(b) election form (attached as Attachment 1) and make four (4) copies of the signed election form. (Your spouse, if any, should sign the Section 83(b) election form as well.)

2. Prepare the cover letter to the Internal Revenue Service (sample letter attached as Attachment 2).

3. Send the cover letter with the originally executed Section 83(b) election form and one (1) copy via certified mail, return receipt requested to the Internal Revenue Service at the address of the Internal Revenue Service where you file your personal tax returns. We suggest that you have the package date-stamped at the post office. The post office will provide you with a white certified receipt that includes a dated postmark. Enclose a self-addressed, stamped envelope so that the Internal Revenue Service may return a date-stamped copy to you. However, your postmarked receipt is your proof of having timely filed the Section 83(b) election if you do not receive confirmation from the Internal Revenue Service.

4. One (1) copy must be sent to Loudeye Corp. for its records and one (1) copy must be attached to your federal income tax return for the applicable calendar year.

5. Retain the Internal Revenue Service file stamped copy (when returned) for your records.

Please consult your personal tax advisor for the address of the office of the Internal Revenue Service to which you should mail your election form.

                            ATTACHMENT 1 TO EXHIBIT E

               ELECTION UNDER INTERNAL REVENUE CODE SECTION 83(B)

            The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer's gross income for the current taxable year the amount of any compensation taxable to taxpayer in connection with taxpayer's receipt of shares (the "SHARES") of Common Stock, par value $0.01 per share, of Loudeye Corp., a Delaware corporation (the "COMPANY").

      1. The name, address and taxpayer identification number of the undersigned taxpayer are:

      _________________________________
      _________________________________
      _________________________________

      SSN: ____________________________

            The name, address and taxpayer identification number of the Taxpayer's spouse are (complete if applicable):

      _________________________________
      _________________________________
      _________________________________

      SSN: ____________________________

      2. Description of the property with respect to which the election is being made: ___________ shares of Common Stock, par value $0.01 per share, of the Company.

      3.    The date on which the property was transferred was ________________.

      4.    The taxable year to which this election relates is calendar year
            ________.

      5.    Nature of restrictions to which the property is subject:

      The Shares are subject to repurchase at their original purchase price if unvested as of the date of termination of employment, directorship or consultancy with the Company.

      6. The fair market value at the time of transfer (determined without regard to any lapse restrictions, as defined in Treasury Regulation Section 1.83-3(a)) of the Shares was $_______ per Share.

      7.    The amount paid by the taxpayer for Shares was $________ per share.

      8.    A copy of this statement has been furnished to the Company.

Dated:____________, 200__             Taxpayer Signature ______________________

The undersigned spouse of Taxpayer joins in this election. (Complete if applicable).

Dated:____________, 200__             Spouse's Signature ______________________

                            ATTACHMENT 2 TO EXHIBIT E

                 SAMPLE COVER LETTER TO INTERNAL REVENUE SERVICE

                                     [Date]

VIA CERTIFIED MAIL
RETURN RECEIPT REQUESTED

Internal Revenue Service
[Address where taxpayer files returns]

            Re: Election under Section 83(b) of the Internal Revenue Code of
                1986 Taxpayer: ________________________________________________
                Taxpayer's Social Security Number: ____________________________
                Taxpayer's Spouse: ____________________________________________
                Taxpayer's Spouse's Social Security Number: ___________________

Ladies and Gentlemen:

      Enclosed please find an original and one copy of an Election under Section 83(b) of the Internal Revenue Code of 1986, as amended, being made by the taxpayer referenced above. Please acknowledge receipt of the enclosed materials by stamping the enclosed copy of the Election and returning it to me in the self-addressed stamped envelope provided herewith.

                                      Very truly yours,

                                      __________________________________

Enclosures
cc: Loudeye Corp.